Exhibit 10.21

Contract for Credit Line Loan

[Unofficial English Translation]

Contract No.: J.2020 E.17609 Q.H.

Borrower (Party A): United Time Technology Co., Ltd.

Address: 7/F, Block A, Building 5, Software Industry Base, Nanshan District, Shenzhen City Postal Code: 518000

Legal Representative (Person in Charge): Bao Minfei

Fax: Blank Tel.: 0755-86512180

Lender (Party B): Shenzhen Branch of China Construction Bank Corporation Limited

Address: Block A, Rongchao Business Center, No. 6003 Yitian Road, Futian District, Shenzhen City Postal Code: 518000

Person in Charge: Wang Ye

Fax: 0755-23821111 Tel: 0755-23828888

Place of Signing: Futian District, Shenzhen City

Party A applies to Party B for credit line loan, and Party B agrees to provide credit line loan to Party A. According to relevant laws, regulations and rules, Party A and Party B hereby enter into this Contract through consultation for mutual compliance.

General Provisions

Article I Credit Line

The credit line provided by Party B to Party A is specified in Article I of the Special Terms and Conditions of this Contract.

The term “Credit Line” as used in this Contract refers to the limit of the principal balance of the working capital loan provided by Party B to Party A within the valid period of credit line agreed in this Contract. Party A can recycle the credit line during the validity period of it. Party A can apply for loan continuously provided that the outstanding principal balance of the loan under this Contract of Party A does not exceed the credit line regardless of the load times and the amount of each loan, however, the sum of the loan amount applied by Party A and the outstanding principal balance of the loan under this Contract shall not exceed the credit line.

Article II Purpose of Loan and Source of Repayment

Party A shall use the loan for daily production and operation turnover.

For the specific purposes of the loan and the source of repayment under this Contract, please refer to Annex 1 “Basic Information of the Loan”.

Article III Valid Period of Credit Line

Please refer to Article II of special terms and conditions herein for the valid period of credit line hereunder.

The undisbursed credit line will automatically become invalid upon the valid period of credit line expires.

Single loan term refers to the period from the withdrawal date (also known as “Value Date”) of single loan to the agreed repayment date.

Loan disbursement refers to the behavior of Party B to release the loan to the loan issuing account according to the application of Party A and the agreement of this Contract.

Article IV Use of Credit Line

I. During the valid period of credit line, Party A can apply for loans one by one as needed, and both parties shall go through corresponding procedures. The amount, interest rate, term and purpose of each loan shall be subject to the contents of the disbursing application for the credit line loan and/or loan withdrawal notice.

II. If the Guarantee performs the guarantee liabilities under the guarantee contract, Party B shall deduct the principal of the credit line correspondingly according to the principal amount of the guarantee liabilities already performed by the Guarantee.

III. Please refer to Article III of special terms and conditions herein for the specific requirements for the payment applied by Party A each time.

Article V Loan Interest Rate, Penalty Interest Rate, Interest-Bearing and Interest Settlement

The details shall be agreed by Party A and Party B in Article IV of the Special Terms and Conditions of this Contract.

In the case of a single loan disbursement, both parties may separately agree on the loan interest rate and penalty interest rate of the loan in the disbursing application for the credit line loan and/or loan withdrawal notice, or choose to apply the loan interest rate and penalty interest rate agreed in this Contract, and Party B has the right to refuse to issue the loan on condition that both parties are unable to reach an agreement.

If the loan interest rate or penalty interest rate stipulated in this Article is inconsistent with the agreement on the disbursing application for the credit line loan and/or loan withdrawal notice, the agreement on the disbursing application for the credit line loan and/or loan withdrawal notice shall prevail.

Article VI Credit Limit Management Cost

Party A shall pay Party B the credit line management cost. See Article V of special terms of this contract for details.

Article VII Issuance and Payment of Loans

I. Application for Loan with Expenditure Limit

Party A shall submit the disbursing application for the credit line loan to Party B in advance at the time of disbursing the credit line loan. For the specific requirements for disbursement of a single loan, see Article VI of the Special Terms and Conditions of this Contract.

II. Preconditions for Issuing Loans

Unless Party B waives in whole or in part, Party B is obliged to issue the loan only if all the following preconditions are continuously met:

1. Party A has completed the approval, registration, delivery, insurance and other legal procedures related to the loan hereunder;

2. If there is any guarantee in this Contract, the guarantee meeting the requirements of Party B have come into effect and continue to be valid;

3. Party A has opened an account for withdrawal and repayment as required by Party B;

4. Party B has received the disbursing application for the credit line loan from Party A, and which has examined and approved by Party B;

5. If the Contract stipulates that Party A shall pay the management fee of the loan line to Party B, Party A has already paid the management fee of the loan line to Party B in full and on time in accordance with the Contract;

6. Party A has not committed any breach of contract as agreed in this Contract;

7. There is no circumstance that may endanger the creditor’s rights of Party B stipulated in this Contract;

8. Laws and regulations, rules or authorities do not prohibit or restrict Party B from issuing loans under this Contract;

9. Party A’s financial index continues to meet the requirements of Annex 2 “Mandatory Provision for Financial Index”;

10. Party A has submitted relevant materials before the loan issuance in accordance with this Contract;

11. The materials provided by Party A to Party B is legal, true, complete, accurate and effective, and meets other requirements put forward by Party B;

12. For other preconditions agreed by both parties for issuing loans, see Article VII in the Special Terms and Conditions of this Contract.

III. Materials to be provided by Party A

For the information to be provided by Party A in case of single disbursement, see Article VIII in the Special Terms and Conditions of this Contract.

IV. Entrust Party B to Pay

1. Applicable Situation for Entrusted Payment of Party B

As long as the single loan is used in accordance with the circumstances selected by both parties in the first paragraph of Article IX of special terms and conditions herein, Party B shall be entrusted for payment, i.e. Party A irrevocably entrusts Party B to pay the loan funds to the transaction object of Party A. Party A shall not pay the above loan funds to the transaction object or any other third party.

2. In case of entrusting Party B to pay, Party B shall transfer the loan funds to the loan issuing account, and then pay the loan funds directly to the account of Party A’s transaction object from the loan issuing account. Party A shall not dispose the loan funds in any form (including but not limited to transfer and withdrawal).

3. Party B shall conduct formal review on the payment amount, payment time, payment object, payment method and handling account according to the materials provided by Party A. Party B shall pay the loan funds to the transaction object of Party A after completing the formal review of the above payment elements and believing which meet the requirements of Party B. Once the loan funds enter the account of the transaction object provided by Party A, it shall be deemed that Party B has fulfilled the entrusted payment obligation. Party A shall check whether the payment was successful within 1 working day after the payment date, and notify Party B immediately if it is unsuccessful. Party A shall ensure that its transaction object is consistent with the specific purpose of the loan and transaction information.

4. The formal review of the above payment elements by Party B does not mean that Party B confirms the authenticity and legal compliance of the transaction, nor does it mean that Party B is involved in any dispute between Party A and its transaction object or other third parties, or that Party B needs to bear any responsibility and obligation of Party A. Party A shall compensate Party B for all losses incurred by Party B due to the entrusted payment.

5. If the loan fund fails to be paid successfully or fails to be paid to the account of Party A’s transaction object in time due to the reasons not caused by Party B’s fault, such as incomplete, untrue, inaccurate information provided by Party A, non-conforming to the specific purpose of the loan, conflict between the information, and so on., it shall be handled as follows:

(1) Party A shall bear all the consequences arising therefrom, including but not limited to all losses caused by the failure to successfully pay the loan funds or the failure to timely pay the loan funds to the account of Party A’s transaction object. Party B shall not bear any liability, and Party A shall compensate Party B for all losses incurred therefrom;

(2) For this part of loan funds, Party A shall not dispose of it in any form (including but not limited to transfer and withdrawal);

(3) Party A shall perform the duties of re-provisioning and correcting the information in accordance with the requirements of Party B within five working days;

(4) Other agreements made by both parties in the second paragraph of Article IX of the special terms and conditions herein.

Party B has the right to recover this part of the loan funds in advance on condition that Party A violates any of the above agreements.

6. Party A shall bear all risks, responsibilities, and losses incurred in the failure to pay the loan funds, such as failure, error, and delay due to Party B’s fault, and Party B shall not bear any responsibility. Party A shall compensate Party B for all losses incurred therefrom.

V. Party A Pays Independently

If the disbursement of a single loan does not conform to the entrusted payment of Party B as mentioned in Item 1, paragraph 4 of this Article, Party A may take the initiative to pay , i.e. Party A shall pay to its transaction object independently after Party B distributes the loan funds to the loan issuing account according to the withdrawal application of Party A. Party A shall ensure that its transaction object is consistent with the specific purpose of the loan and transaction information.

VI. No matter whether Party B is entrusted to pay or Party A pays independently, it is deemed that Party B has fulfilled the loan obligation upon the loan funds are transferred into the loan issuing account. Party A shall ensure that the loan issuing account is in normal status (including but not limited to not being frozen by the competent authority, and so on.). After the loan funds transferred into the loan issuing account, Party A shall bear all the risks, responsibilities and losses caused by the freezing and deduction by the competent authorities. Party A shall compensate Party B for all losses incurred therefrom.

VII. Change of Payment Method

Party B has the right to change the payment method of loan funds under any of the following conditions, including but not limited to adjusting the applicable circumstances of entrusted payment (e.g. adjusting the amount standard of entrusted payment), changing the payment method of the disbursement of single loan, and so on.:

1. Party A breaches any of the provisions of this Contract;

2. Any circumstance that may endanger the creditor’s rights of Party B stipulated in this Contract occurs;

3. Other circumstances where Party B considers it necessary to change the payment method of the loan funds.

Party A shall perform the obligation of re submission of materials in accordance with the provisions of this Contract and the requirements of Party B on condition that Party B changes the payment method.

Article VIII Use and Supervision of the Account

The provisions on the use and supervision of the account hereunder are set forth in Article X of the special terms and conditions herein.

Article IX Repayment

I. Repayment Principles

The repayment of Party A under this Contract shall be repaid in accordance with the following principles:

Party B has the right to use Party A’s repayment first to repay all expenses that shall be borne by Party A and paid by Party B in advance as well as the expenses for Party B to realize the creditor’s rights stipulated in this Contract, the remaining amount shall be repaid in accordance with the principle of paying interest first and then the principal, and the principle of matching principal repayments. However, for the loan whose principal is overdue for more than 90 days and whose interest is overdue for more than 90 days, or the loan which is otherwise stipulated by laws, regulations or rules, after repayment of the above expenses, the repayment of Party A shall be made on the principle of repay the principal first and then the interest.

II. Interest Payment

Party A shall pay the interest due to Party B on the settlement date for interest. The first interest payment date is the first settlement date for interest after the issuance of loan. At the last repayment, interest shall be settled along with the principal.

III. Principal Repayment Plan

Party A shall repay the principal of the loan according to the principal repayment plan listed in the disbursing application for the credit line loan and/or the loan withdrawal notice.

IV. Repayment Method

Party A shall, prior to the repayment date stipulated in this Contract, reserve the amount payable in the current period on the account for recoup funds or other account opened by Party B and transfer the amount to repay the loan by itself (Party B also has the right to transfer funds from the account to repay the loan), or transfer funds from other accounts to repay loans on the repayment date agreed in this Contract.

V. Early Repayment

In case of early repayment of Party A, it shall submit a written application to Party B 30 working days in advance, and Party A may repay part or all of the principal in advance with the consent of Party B.

If Party A repays the principal in advance, the interest shall be calculated according to the actual days of use and the loan interest rate agreed in this Contract.

If Party B agrees that Party A may repay the principal in advance, Party B shall have the right to collect compensation from Party A, and the calculation standard of the compensation amount is set forth in Article XI of special terms and conditions herein.

If Party A repays part of the loan principal in installments, the repayment shall be made in the reverse order of the repayment plan. After prepayment, the loan that has not been repaid shall still be executed according to the loan interest rate agreed in this Contract.

Article X Party A’s Rights and Obligations

I. Rights of Party A

(I) The right to apply to Party B for disbursement of the loan as agreed in the Contract;

(II) The right to use the loan for the purposes agreed in this Contract;

(III) The right to require Party B to keep confidential of the relevant financial information provided by Party A and the business secrets in production and operation, unless otherwise provided by laws, regulations and rules, otherwise required by the competent authorities, or otherwise agreed by both parties;

(IV) The right to refuse Party B and its staff to ask for bribes, and the right to report the above-mentioned acts or Party B’s violations of relevant national laws and regulations such as credit interest rates and service charges to relevant authorities.

II. Party A’s Obligations

(I) Withdraw and pay off the principal and interest of the loan in full according to the Contract, and bear all expenses agreed in the Contract;

(II) Provide various financial and accounting information, production and operation status information and other materials in accordance with the requirements of Party B, including but not limited to providing Party B with the balance sheet at the end of the previous quarter and the income statement as of the end of the previous quarter (public institutions shall provide the statement of income and expenditure) within ten working days before the first month of each quarter. At the end of the year, the Party A shall timely provide the cash flow statement of the year, and ensure that the information provided is legal, true, complete, accurate and effective, and shall not provide false materials or conceal important business and financial facts;

(III) Party A shall notify Party B in writing within three working days after the occurrence of any major adverse event affecting its solvency or any other circumstance endangering Party B’s creditor’s rights, or any change in the name, legal representative (person in charge), domicile, business scope, registered capital or articles of association of the company (enterprise) and other business registration matters, and attach relevant materials after the change;

(IV) Party A shall use the loan according to the purposes agreed in this Contract, and shall not misuse, misappropriate or use bank loans to engage in illegal or illegal transactions, shall not use the loan for investment in fixed assets, equity and other investments, shall not use the loan for fields and purposes prohibited by the State from production and operation, and shall not replace the liabilities arising from Party A’s investment in fixed assets, equity and other investments; shall cooperate with and accept Party B’s inspection and supervision of its production, operation and financial activities, as well as the use and payment of loans hereunder, and shall cooperate with and accept the relevant requirements of Party B’s post-loan management; shall not withdraw funds, transfer assets or use connected transaction to evade debts to Party B; shall not use false contracts with related parties to discount or pledge bank funds or credit with bills receivable, accounts receivable and other credit rights without actual trade background; shall pay the loan funds as agreed in this Contract, and shall not evade Party B’s entrusted payment by breaking up the whole into parts;

(V) Party A shall abide by the relevant national regulations on environmental protection in case of that Party A uses the loan under this Contract for production and manufacturing;

(VI) Before paying off the loan principal and interest of Party B , Party A shall not use the assets formed by the loan under this Contract to provide guarantee to the third party without the consent of Party B;

(VII) In the case that Party A is a group customer, Party A shall timely report to Party B the related transactions with more than 10% of the net asset of Party A, including: (1) the association relationships among transaction parties; (2) the item and nature of the transaction; (3) the amount or corresponding proportion of the transaction; (4) pricing policy (including transactions involving no amount or only nominal amount);

(VIII) Party A shall obtain the written consent of Party B before carrying out major issues such as merger, division, equity transfer, foreign investment and substantial increase in debt financing. However, the written consent of Party B shall not affect Party B’s right to take the relief measures agreed in this Contract when Party B believes that the above-mentioned acts may endanger the safety of Party B’s creditor’s rights in the future;

(IX) In case of Party A pays independently, Party A shall summarize and report the use and payment of the loan to Party B on a monthly basis. Party A shall, at the latest within the first 10 working days of each month, summarize and report to Party B the use and payment of the loan in the previous month, and submit a list of the actual use of the loan until the payment of the loan is completed. See Annex 4 for the format of summary report.

Article XI Party B’s Rights and Obligations

I. Party B has the right to require Party A to repay the principal, interest and expenses of the loan on schedule, to manage and control the payment of loan funds, to dynamically monitor the overall cash flow of Party A, to recover the loan in advance according to fund withdrawal of Party A, to exercise other rights stipulated in this Contract, and to require Party A to perform other obligations hereunder;

II. Party B has the right to participate in the large-denomination financing (The determining standard of large-denomination financing is specified in the first paragraph of Article XII in special terms and conditions herein), asset sale, merger, division, shareholding system transformation, liquidation of the property of Party A, to maintain the credit rights of Party B. The specific mode of participation shall be agreed upon by Party A and Party B in Article XII of the of special terms and conditions herein.

III. Issue loans in accordance with the provisions of this Contract, except for the delay or failure caused by Party A or other reasons not attributable to Party B;

IV. Keep confidential of the relevant financial information provided by Party A and the business secrets in production and operation, unless otherwise provided by laws, regulations and rules, otherwise required by the competent authorities, or otherwise agreed by both parties;

V. Party B shall not offer bribes to Party A or its staff, or ask for or accept bribes from Party A or its staff;

VI. Party B shall not act dishonestly or damage the legitimate interests of Party A.

Article XII Liability for Breach of Contract and Remedial Measures for Endangering the Rights of Party B as a Creditor

I. Breach of Contract and Liability for Breach of Contract of Party B

(I) If Party B fails to issue loans as agreed in this Contract without justifiable reasons, Party A may demand Party B to continue to issue loans as agreed in this Contract;

(II) If Party B violates the prohibitive provisions of national laws and regulations and collects interest and fees that should not be collected from Party A, Party A has the right to require Party B to refund them.

II. Default of Party A

(I) Party A violates any articles in this Contract or any legal obligation;

(II) Party A expressly indicates or indicates by its behavior that it will not perform any obligation under this Contract.

III. Circumstances That May Endanger the Rights of Party B as a Creditor

(I) Under any of the following circumstances that Party B considers may endanger the rights as a creditor under this Contract: Party A has contracting, trusteeship (takeover), leasing, shareholding system transformation, reduction of registered capital, investment, joint venture, merger, acquisition and reorganization, separation, equity transfer, substantial increase of debt financing, (to be) applied for suspension of business for rectification, application for dissolution, cancellation, and (to be) applied for bankruptcy, change of controlling shareholder / actual controlling person or transfer of major assets, suspension of production and closure, high fines imposed by the competent authorities, cancellation of registration and revocation of business license, involving major legal disputes, serious difficulties in production and operation or deterioration of financial status, decline of credit status, failure of legal representative or main person in charge to perform their duties normally;

(II) Under any of the following circumstances that Party B considers may endanger the rights as a creditor under this Contract: Party A fails to perform other debts due (including debts due to subsidiaries at all levels of China Construction Bank or other third parties),transfer property at low price and free of charge, reduce or relieve the debts of the third party, delay in exercising the creditor’s rights or other rights, or provide guarantee for the third party; the financial indicators of Party A fail to meet the requirements of Annex 2 “Financial Indicator Requirements”; abnormal fluctuation of funds in any account of Party A (including but not limited to the account for recouping funds and other monitoring account of Party B); Party A has a major cross-default event; the weak profitability of primary business of Party A; abnormal use of loan funds;

(III) Party A’s shareholders abuse the independent status of the Company’s legal person or shareholder’s limited liability to evade debts, and Party B believes that it may endanger the rights as a creditor under this Contract;

(IV) Fails to continuously meet any preconditions for loan issuance as agreed in this Contract;

(V) In case of any of the following circumstances of the guarantor, Party B believes that it may endanger the security of the creditor’s rights under this Contract:

1. Breach of any agreement of the guarantee contract, or any false, error or omission in the statement and guarantee;

2. Occurrance the following circumstances: contracting, trusteeship (takeover), leasing, shareholding system transformation, reduction of registered capital, investment, joint venture, merger, merger, acquisition and reorganization, separation, joint venture, equity transfer, substantial increase of debt financing, (to be) applied for suspension of business for rectification, application for dissolution, cancellation, and (to be) applied for bankruptcy, change of controlling shareholder / actual controller or transfer of major assets, transfer property at a low price or free of charge, reduce or relieve debts of third parties, or delay in exercising creditor’s rights or other rights, suspension of production and closure, high fines imposed by the competent authorities, cancellation of registration and revocation of business license, involving major legal disputes, serious difficulties in production and operation or deterioration of financial status, decline of credit status, failure of legal representative or main person in charge to perform their duties normally, which may affect the guarantor’s ability to undertake the guarantee;

3. Other circumstances where the ability to guarantee is lost or may be lost;

(VI) In case of any of the following circumstances in mortgage or pledge, Party B believes that it may endanger the security of creditor’s rights under this Contract:

1. The mortgaged property or pledged property is damaged, lost or reduced in value due to the acts of a third party, expropriation, confiscation, requisition, free recovery, demolition, changes in market conditions or any other reasons;

2. The mortgaged property or the pledged property is sealed up, detained, frozen, deducted, retained or auctioned, supervised by the administrative organ, or the ownership of which is in dispute;

3. The mortgagor or pledgor violates any article of the mortgage contract or the pledge contract, or there is any false, error or omission in the statement and guarantee;

4. Other circumstances that may endanger the realization of the mortgage or pledge of Party B;

(VII) The guarantee is not established, not effective, invalid, revoked or canceled, the Guarantee breaches the contract or explicitly indicates or through its actions indicating that it will not perform its guarantee liabilities, or the Guarantee loses the guarantee ability in part or in whole, the value of the guaranty decreases and other circumstances, and Party B believes that which may endanger the security of creditor’s rights under this Contract; or

(VIII) Other circumstances that Party B considers may endanger the security of the credit rights under this Contract.

IV. Relief Measures of Party B

In case of any of the circumstances contemplated in the second or third paragraphs of this Article, Party B has the right to exercise one or more of the following rights:

(I) Suspend the issuance loans;

(II) Supplement the conditions of loan issuance and payment;

(III) Change the loan payment method in accordance with the Contract;

(IV) Declare the immediate maturity of the loan, and require Party A to immediately repay the principal, interest and expenses of all matured and unmatured debts under this Contract;

(V) Adjust, cancel or terminate the credit line accordingly, or adjust the valid period of credit line.

(VI) In case of Party A fails to use the loan for the agreed purpose, for the part misappropriated by Party A, Party B has the right to charge interest and compound interest according to the penalty interest rate and the interest settlement method agreed in this Contract from the date when the loan is not used according to the agreed purpose to the date when all the principal and interest are paid off;

(VII) In case of the loan is overdue, for the loan principal and interest that Party A fails to pay off on time (including the loan principal and interest declared by Party B to be fully or partially due in advance), Party B has the right to calculate and collect the interest and compound interest according to the penalty interest rate and the interest settlement method agreed in this Contract from the overdue date to the date when the principal and interest are fully paid off. Overdue loan refers to Party A’s failure to repay the loan on time or exceed the agreed time limit for repayment of principal in installments.

Before the loan becomes due, Party B shall have the right to calculate and collect compound interest on the interest that Party A fails to repay on time according to the loan interest rate and interest settlement method agreed in this Contract;

(VIII) Other relief measures, including but not limited to:

1. Transfer and collect the corresponding amount in RMB or other currencies from the account opened by Party A in China Construction Bank system without prior notice to Party A;

2. Exercise of security rights;

3. Require Party A to provide new guarantee that meet the requirements of Party B for all debts under this Contract;

4. Refuse Party A to dispose of the corresponding amount of deposit in the account (including but not limited to the account for recoup funds) opened by Party A in China Construction Bank System.

5. Terminate the contract.

Article XIII Party B’s Handling Bank and Seal

Party A confirms: after this Contract comes into effect, Party B may entrust Shenzhen Branch of China Construction Bank Corporation and/or one or more of its branches as the handling bank for this Contract. The handling bank has the right to perform its obligations under this Contract in its own name, sign relevant legal documents and enjoy the rights under this Contract, including but not limited to being responsible for the actual performance (all or part), debt collection, litigation/arbitration, execution and other matters of this Contract. If the handling bank has performed Party B’s obligations under this Contract, it shall be deemed that Party B has performed this Contract, and Party A’s obligations and responsibilities shall not be reduced or exempted. Party B or the handling bank shall have the right to affix the official seal of Party B or the handling bank, the special seal for relevant business or the special seal for contract on the relevant materials or certificates:

Article XIV Other Provisions

I. Expenses Responsibility

1. Expenses incurred due to Party A’s breach of any agreement in this Contract (including but not limited to the actual legal fees, arbitration fees, property preservation fees, travel expenses, execution fee evaluation fees, auction fees, notarization fees, service fees, announcement fees, attorney fees and other expenses incurred by Party B due to Party A’s breach of Contract) shall be borne by Party A;

2. Other expenses shall be borne by Party A and Party B separately. See Article XIV of special terms and conditions herein for details.

II. Use of Party A’s Information

Party A agrees that Party B may inquire Party A’s credit status from the credit database established with the approval of The People’s Bank of China and the competent credit investigation department or relevant units and departments, and agrees that Party B may provide Party A’s information to the credit database established with the approval of the People’s Bank of China and the competent department of credit investigation. Party A also agrees that Party B may reasonably use and disclose Party A’s information for business needs.

III. Announcement for Collection

Party B shall have the right to inform the relevant departments or units of Party A’s default on the principal and interest of the loan or other cases of breach of contract, and shall have the right to make a public announcement through the news media for collection.

4. Evidence Validity of Party B’s Records

Unless there is reliable and definite evidence to the contrary, Party B’s internal accounting records about the principal, interest, expenses and repayment records, the documents and vouchers produced or retained by Party B in the process of Party A’s withdrawal, repayment, payment of interest and other business, as well as the records and vouchers of Party B’s collection of loans, shall constitute the confirmation evidence effectively proving the creditor’s rights relationship between Party A and Party B. Party A shall not raise any objection just on the ground that the above records, documents and vouchers are made or retained by Party B unilaterally.

V. Reservation of Rights

The rights of Party B hereunder shall not affect or exclude any other rights granted by laws, regulations and other contracts. Any tolerance, grace period, preferential treatment, or delay regarding the performance of any rights hereunder shall be deemed neither as waive of the rights and interests hereunder nor as the consent or acceptance for any behaviors violating this Contract. Such tolerance, grace period, preferential treatment, or delay regarding the performance of any rights hereunder shall neither restrict, prevent or hinder continuous performance of the rights or performance of other rights nor cause the Party B to assume any rights and obligations, arising thereof, for the Party A.

VI. In addition to the debts under this Contract, if Party A has other debts due to Party B, Party B has the right to transfer and collect the RMB or other currency in the account opened by Party A in China Construction Bank system, and which shall be first used to pay off any debts due, and Party A agrees not to raise any objection herein.

VII. In case of any change in Party A’s communication address or contact information, Party A shall immediately notify Party B in writing, and Party A shall bear the legal consequences caused by failure to notify in time.

VIII. Transfer and Collection of Payables

Party B has the right to transfer the corresponding amount in RMB or other currencies from the account opened by Party A in China Construction Bank system for all the payables of Party A under this Contract, without prior notice to Party A. Party A is obliged to assist Party B in handling the procedures of foreign exchange settlement and sale or foreign exchange trading, and the exchange rate risk shall be borne by Party A.

IX. Conditions for the Contract to Take Effect

This Contract shall come into effect after being signed or stamped with official seal (or special seal for contract) by Party A’s Legal Representative (Person in Charge) or Authorized Agent and being signed or stamped with official seal (or special seal for contract) by Party B’s Person in Charge or Authorized Agent.

X. The annexes, disbursing application for the credit line loan, credit line loan withdrawal notice, various types of vouchers and other legal documents forming the relationship between creditor’s rights and debts under the Contract shall be an integral part of the Contract and have the same legal effect as the Contract.

XI. The general terms and special terms of the Contract are an integral part hereof. In case of any inconsistency between the general terms and special terms, the special terms shall prevail.

Article XV Representation

I. Party A clearly understands the business scope and authority of Party B.

II. Party A has read all the terms and conditions hereof. As requested by the Party A, the Party B has made explanations for the corresponding terms and conditions hereof. Party A has full information and understanding regarding the implication of the terms and conditions hereof and the corresponding legal consequence.

III. Party A’s signing and performance of its obligations under this Contract are in accordance with laws, administrative regulations, rules and Party A’s articles of association or internal organization documents, and have been approved by competent internal organization of the company and /or by the competent state authorities.

IV. Party A’s production and operation are legal and compliant;

V. Party A has the ability to continue operations and has a legitimate source of repayment;

VI. Party A promises that all loans under this Contract are based on the real needs of the specific purpose of the loan and do not exceed its actual needs.

VII. Party A and its controlling shareholders have good credit status and have no significant bad records.

VIII. Party B has the right to entrust other branches of China Construction Bank to issue loans under this Contract and exercise and perform Party B’s rights and obligations under this Contract, Party A has no objection to hereof.

IX. Party A declares that at the time of conclusion of this contract, it and its important related parties do not have any behavior or situation in violation of environmental and social risk management laws, regulations and rules, and promise to strengthen the environmental and social risk management of itself and its important related parties after the conclusion of this contract, and strictly abide by the laws, regulations and rules related to environmental and social risk management, put an end to the hazards and related risks to the environment and society in the construction, production and business activities (including but not limited to environmental and social issues related to energy consumption, pollution, land, health, safety, resettlement, ecological protection, energy conservation and emission reduction, climate change, and so on.). Party A acknowledges that Party B has the right to supervise the environmental and social risk management of Party A and request Party A to submit the environmental and social risk report. If the above statement of Party A is false or the above commitment is not fulfilled, or Party A may cause environmental and social risks, Party B has the right to stop granting credit to Party A (including but not limited to refusal to issue loans, provide financing, issue letter of guarantee or letters of credit or bank acceptance bill, and so on.),or to declare that the principal and interest of creditor’s rights (including but not limited to loans, financing, advances that have been or may occur, and so on.) are due in advance, or to take other remedies as agreed in this Contract or permitted by law.

(The following pages are special terms and conditions)

Special Terms and Conditions

Article I The credit line provided by Party B to Party A is RMB (in words) Fifteen Million Only.

Article II The effective period of the credit line under this Contract shall be from May 8, 2020 to April 28, 2021 (hereinafter referred to as “valid period of credit line”). For a single loan occurring during the valid period of credit line, the expiration date of the performance period is not subject to the limitation of whether the valid period of credit line expires, however, unless otherwise agreed by Party B, the expiration date of the performance period of a single loan shall not exceed six months after the expiration date of the valid period of credit line.

Article III For each application of Party A, its amount shall not be less than RMB (blank), and its period shall not be shorter than (blank) day or longer than 12 months.

Article IV Loan Interest Rate, Penalty Interest Rate, Interest-Bearing and Interest Settlement

I. Loan Interest Rate

The loan interest rate of a single loan under this Contract is the annual interest rate, and which is the following type (II):

(I) Fixed interest rate, i.e. blank% , will remain unchanged during the loan term;

(II) Fixed interest rate, i.e. the LPR interest rate blank (optional “plus” or “minus”) 155 basis points (1 basis point = 0.01%, accurate to 0.01 basis point), which will remain unchanged during the loan term;

(III) Fixed interest rate, i.e. the benchmark interest rate on the value date blank (optional “floating up” or “floating down”) blank%, which will remain unchanged during the loan term;

(IV) Floating interest rate, i.e. the LPR interest rate blank (optional “plus” or “minus”) blank base point (1 basis point = 0.01%, accurate to 0.01 basis point), and which is adjusted once every blank month from the value date to the date when the principal and interest of this loan are fully paid off according to the LPR interest rate of the working day before the interest rate adjustment date and the above-mentioned plus/minus basis points. The interest rate adjustment date is the corresponding date of the value date in the current month of adjustment. If there is no corresponding date of the value date in the current month, the last day of the current month is the interest rate adjustment date.

(V) Floating interest rate, i.e. the benchmark interest rate on the value date blank (select “floating up” or “floating down”) blank %, and which is adjusted once every blank month from the value date to the date when the principal and interest of this loan are fully paid off according to the benchmark interest rate on the date of interest rate adjustment and the above-mentioned floating up / down ratio. The interest rate adjustment date is the corresponding date of the value date in the current month of adjustment. If there is no corresponding date of the value date in the current month, the last day of the current month is the interest rate adjustment date.

(VI) Floating interest rate (range), i.e. determined between the LPR interest rate blank (optional “plus” or “minus”) blank basis point (1 basis point = 0.01%, accurate to 0.01 basis point) and interest rate blank (optional “plus” or “minus”) blank basis point (1 basis point = 0.01%, accurate to 0.01 basis point), and which is adjusted once every blank month from the value date to the date when the principal and interest of this loan are fully paid off according to the LPR interest rate of the working day before the interest rate adjustment date and the above-mentioned plus/minus basis points. The interest rate adjustment date is the corresponding date of the value date in the current month of adjustment. If there is no corresponding date of the value date in the current month, the last day of the current month is the interest rate adjustment date. The interest rate plus/minus basis points shall be subject to the loan withdrawal notice.

(VII) Floating interest rate (range), i.e. is determined from the benchmark interest rate on the value date blank (select “floating up” or “floating down”) blank % to the benchmark interest rate on the value date blank (select “floating up” or “floating down”) blank % , and which is adjusted once every blank month from the value date to the date when the principal and interest of this loan are fully paid off according to the benchmark interest rate on the date of interest rate adjustment and the corresponding floating up / down ratio. The interest rate adjustment date is the corresponding date of the value date in the current month of adjustment. If there is no corresponding date of the value date in the current month, the last day of the current month is the interest rate adjustment date. The floating up / down ratio of interest rate shall be subject to the loan withdrawal notice.

(VIII) This column is blank _____________________________

This column is blank __________________________________

This column is blank __________________________________

This column is blank __________________________________

This column is blank __________________________________

II. Penalty Interest Rate

(I) If Party A fails to use the loan for the purpose of the contract, the penalty interest rate shall be 100% higher than the loan interest rate, if the loan interest rate is adjusted in accordance with the Item (IV) or Item (V) in first paragraph of this Article, the penalty interest rate shall be adjusted in accordance with the adjusted loan interest rate and the above-mentioned floating-up range.

(II) The penalty interest rate for overdue loans under this Contract shall be 50% higher than the loan interest rate. If the loan interest rate is adjusted in accordance with the Item (IV) or Item (V) in first paragraph of this Article, the penalty interest rate shall be adjusted in accordance with the adjusted loan interest rate and the above-mentioned floating-up range.

(III) For loans that are overdue and misappropriated at the same time, the penalty interest and compound interest shall be calculated based on the more serious one.

III. The value date mentioned in this Article refers to the date when each loan under this Contract is transferred to the loan issuing account (hereinafter referred to as the “loan issuing account”) as agreed in the first paragraph of Article X of the special terms and conditions of this Contract.

The LPR interest rate hereunder shall be determined according to Item 2 below:

1. When a single loan is issued for the first time, LPR rate refers to the 1-year loan prime rate published by the National Inter-Bank Funding Center on the working day before the effective date of this Contract (1YLPR) ; thereafter, when the loan interest rate is adjusted according to the aforesaid agreement, LPR interest rate refers to the 1-year loan prime rate published by the National Inter-Bank Funding Center on the working day before the adjustment date.

2. When a single loan is issued for the first time, LPR interest rate refers to the 1-year RMB loan prime rate announced by the National Inter-Bank Funding Center on the working day before the value date (1YI.PR); thereafter, when the loan interest rate is adjusted according to the aforesaid agreement, LPR interest rate refers to the 1-year RMB loan prime rate published by the National Inter-Bank Funding Center on the working day prior to the adjustment date.

3. When a single loan is issued for the first time, LPR rate refers to the loan prime rate for more than 5 years that published by the National Inter-Bank Funding Center on the working day before the effective date of this Contract (1YLPR) ; thereafter, when the loan interest rate is adjusted according to the aforesaid agreement, LPR interest rate refers to the loan prime rate for more than 5 years that published by the National Inter-Bank Funding Center on the working day prior to the adjustment date.

4. When a single loan is issued for the first time, LPR rate refers to the loan prime rate for more than 5 years that published by the National Inter-Bank Funding Center on the working day before the value date (5YLPR) ; thereafter, when the loan interest rate is adjusted according to the aforesaid agreement, LPR interest rate refers to the loan prime rate for more than 5 years that published by the National Inter-Bank Funding Center on the working day prior to the adjustment date.

When a single loan is issued for the first time, the benchmark interest rate refers to the loan interest rate of the same grade for the same period announced and implemented by the People’s Bank of China on the value date; thereafter, when the loan interest rate is adjusted according to the aforesaid agreement, the benchmark interest rate refers to the loan interest rate of the same grade for the same period announced and implemented by the People’s Bank of China on the day of adjustment; if the People’s Bank of China no longer announces the loan interest rate of the same grade for the same period, the benchmark interest rate refers to the recognized or usual loan interest rate of the same grade for the same period on the adjustment date, or refers to the substitute interest rate designated by the People’s Bank of China, unless otherwise agreed by both parties.

IV. The loan interest shall be calculated from the date when the loan is transferred to the loan issuing account. The loan under this Contract bears interest on a daily basis, and the daily interest rate = annual interest rate/360. If Party A fails to pay interest according to the settlement date for interest agreed in this Contract, the compound interest shall be calculated and collected from the next day.

V. Interest Settlement

(I) For loans with fixed interest rate, the interest shall be calculated at the agreed interest rate at the time of interest settlement. For loans with floating interest rate/floating interest rate (interval), interest shall be calculated according to the interest rate determined in the current period of each floating period; if there are multiple interest rate fluctuations in a single interest settlement period, the interest in each floating period shall be calculated first, and the interest in that interest settlement period shall be calculated by summing up the interest in each floating period on the settlement date for interest.

(II) The interest of the loan under this Contract shall be settled in the following method of item 1:

1. The interest shall be settled on a monthly basis, and the settlement date for interest shall be fixed as the 20th day of each month;

2. The interest shall be settled quarterly, and the settlement date for interest shall be fixed as the 20th day of the month at the end of each quarter;

3. This column is blank

Article V Party A shall pay Party B the credit line management fee of Blank (in words) within Blank working day(s) after the signing of this Contract.

Article VI Party A shall submit the disbursing application for the credit line loan to Party B in advance at the time of disbursing the credit line loan. If the amount of single loan disbursement exceeds _Blank_ ten thousand yuan, Party A shall submit the disbursing application for the credit line loan Blank working day(s) in advance. Party B shall decide whether to issue the loan to Party A within Blank working day(s) after receiving the disbursing application for the credit line loan submitted by Party A.

Article VII Other preconditions agreed by both parties for issuing the loan: (1) Implement the joint and several liability guarantee provided by Bao Minfei and his spouse Ping Qiuzi. (2) Implement the joint and several liability guarantee provided by Guizhou United Time Technology Co., Ltd. (3) Complete the mortgage of 702, Block A, Building 5, Software Industry Base, Shenzhen City (S.F.D.Z. No. 4000630679). (4) Complete the pledge procedures of accounts receivable.

Article VIII Both parties choose to apply the following first arrangement on Party A’s provision of information.

(1) The first arrangement

1. As long as any of the following conditions are met: (1) the disbursement amount of a single loan exceeds 10 million yuan (inclusive) and any planned external payment under this disbursement exceeds 10 million yuan (inclusive); or (2) other situations: this column is blank

This column is blank

Party A shall provide Party B with the following materials no later than five working day(s) before the disbursement of a single loan:

(1) Loan transfer certificate signed and sealed by Party A and payment settlement certificate signed and sealed by Party A; (2) Transaction data (including but not limited to written or electronic documents such as commodities, labor services, capital contracts and/or invoices that can prove the definite purpose of the loan fund); (3) Other materials: this column is blank

As well as other materials required by Party B to be provided by Party A (including but not limited to the business license, power of attorney, articles of association, resolution of general meeting or board of directors and other materials of the transaction object of Party A).

2. In addition to the conditions stipulated in Item 1 above, or if Party B considers that Party A can make independent payment as agreed in Paragraph 5 of Article VII of the General Provisions after reviewing the above materials provided by Party A, Party A shall provide the following materials to Party B at least 5 working days before the disbursement of a single loan:

(1) The fund allocation corresponding to the loan to be issued (see Annex 3 for the format of the disbursement schedule); (2) The loan transfer certificate signed and sealed by Party A; (3) Other materials: this column is blank

As well as other materials required by Party B to be provided by Party A (including but not limited to the business license, power of attorney, articles of association, resolution of general meeting or board of directors and other materials of the transaction object of Party A).

(2) The second arrangement

Regardless of the loan disbursement amount of a single loan, Party A shall provide Party B with the following materials no later than 5 working days before the disbursement of a single loan:

1. Loan transfer certificate signed and sealed by Party A and payment settlement certificate signed and sealed by Party A; 2. Transaction data (including but not limited to written or electronic documents such as commodities, labor services, capital contracts and/or invoices that can prove the definite purpose of the loan fund); 3. Other materials: this column is blank

As well as other materials required by Party B to be provided by Party A (including but not limited to the business license, power of attorney, articles of association, resolution of general meeting or board of directors and other materials of the transaction object of Party A).

Article IX Party B’s Entrusted Payment

I. Regarding Item 1 of Paragraph 4 of Article VII of the General Provisions of this Contract, both parties shall choose the first (1) situation below as the applicable situation for Party B’s entrusted payment: (1) The loan disbursement amount of a single loan exceeds 10 million yuan (inclusive) and any planned external payment amount under the disbursement exceeds 10 million yuan (inclusive), and Party B considers that it conforms to the specific characteristics of the payment object after reviewing the information provided by Party A; (2) Regardless of the loan disbursement amount of a single loan, Party B’s entrusted payment shall be adopted; (3) Other circumstances otherwise agreed by both parties: this column is blank

II. Both parties shall also abide by the following agreement on handling in case the loan fund fails to be paid successfully or fails to be timely paid to Party A’s transaction object account due to incomplete, untrue, inaccurate information provided by Party A, non-conformity with the specific purpose of the loan, conflicts between information and other reasons not attributable to Party B’s fault.This column is blank

This column is blank

Article X Account Use and Supervision

I. Loan Issuing Account

The loan issuing account under the Contract shall be determined according to the following second method:

(1) Party A shall, within This column is blank working day(s) from the effective date of this Contract and before the first loan issuing, open a special loan issuing account with Party B, which is specially used for the issuance and payment of all loans under this Contract. (2) Other accounts opened by Party A in Party B (Account No.: 44201002700052517141-3001)

II. Account For Recoupment Funds

1. Party A shall open an account for recouping funds in Party B or take the existing account (account No.: 44201002700052517141) already opened in Party B as the account for recoup funds within 5 working days from the effective date of this Contract.

2. Party A shall summarize and report the fund in and out of the account for recoup funds to Party B on quarterly (select “monthly” or “quarterly”) basis. Party A shall, at the latest within initial 10 working days of each period, summarize and report the fund in and out of the account for recoup funds in the previous period to Party B. 3. Party B has the right to manage the fund in and out of the recoup funds in the account. Specifically, the account for recoup funds shall meet the following requirements of Item 10:

(1) Average stock of funds in the account: this column is blank; (2) In-place time of the recoup funds: this column is blank; (3) Proportion of Party A’s overall sales receipts into the account: this column is blank; (4) Single limit for external payment of funds in the account: this column is blank; (5) Daily limit for external payment of funds in the account: this column is blank; (6) Restrictions on signing online banking for this account: this column is blank; (7) The external payment of funds in the account shall be approved by Party B; (8) The account shall be used exclusively for the receipt and repayment of loans under the Contract and shall not be used for other purposes; (9) This column is blank; (10) Other requirements put forward by Party B; (11) It shall be implemented according to relevant agreements in the account management agreement separately signed by Party A and Party B.

Article XI The amount of compensation payable by Party A to Party B for prepayment shall be determined according to the first (1) standard below:

(1) Amount of compensation = amount of principal prepaid × number of months of prepayment × 3%. If it’s less than one month, it shall be calculated as one month; (2) This column is blank

Article XII The term “large-denomination financing” as mentioned in Paragraph 2 of Article XI of the General Provisions of the Contract refers to the financing with a total amount exceeding RMB This column is blank ten thousand yuan or equivalent foreign currency.

The specific methods of Party B’s participation in Party A’s large-denomination financing, asset sale, merger, division, shareholding reform, bankruptcy liquidation and other activities are Item 5 below:

1. Party A shall obtain Party B’s written consent when carrying out the above activities; 2. Party B arranges Party A’s large-denomination financing; 3. Party A’s asset sale price and target shall meet the following stipulations: this column is blank; 4. This column is blank; 5. Other methods that Party B believes should be adopted.

Article XIII Other Matters Agreed upon by Both Parties:

I. In case of any inconsistency between the agreement in this Contract and the agreement in the disbursing application for the credit line loan and/or the loan withdrawal notice, the agreement in the disbursing application for the credit line loan and/or the loan withdrawal notice shall prevail. In case of any inconsistency between the disbursing application for the credit line loan and the loan withdrawal notice, the agreement in the loan withdrawal notice shall prevail.

II. VAT and Invoice

(I) Unless otherwise agreed by the parties, the price and non-price expenses under this Contract shall be the price including VAT.

(II) Invoice

2.1 Party B shall issue invoices in accordance with Item (1) below:

(1) If Party A requires to issue invoice, Party B shall issue value-added tax invoice of the current payment amount according to law after receiving the payment from Party A.

(2) Other agreements: This column is blank

2.2 Invoicing information provided by Party A

Company Name (Full Name): United Time Technology Co., Ltd.

Taxpayer Identification No.: 914403006766520412

Bank Account: 755914819410602 Opening Bank: Shenzhen Science Park Sub-branch of China Merchants Bank

Address: 7/F, Block A, Building 5, Software Industry Base, Nanshan District, Shenzhen City Tel.: 0755-86512180

2.3 If there is any need to invalidate the invoice or issue a credit note, Party A shall provide timely assistance as required by Party B. If the invoice cannot be voided or the credit note cannot be issued attribute to Party A, Party A shall compensate Party B for all losses, including but not limited to taxes, additional taxes, penalties, and late fees.

(III) If Party A is an overseas agency of the People’s Republic of China, and the price and extra-price charges under this contract are subject to tax incentives and require tax filing for the purposes of laws, regulations, rules or relevant regulations of relevant authorities, Party A shall timely provide Party B with sufficient and accurate VAT tax preference filing information as required by Party B, so as to assist Party B in completing tax filing and other works.

III. Party A and Party B have agreed on the address for service and legal consequences of various notices, agreements, and documents related to this Contract:

1. Address for Service

(1) Party A confirms that its valid address for service is:

7 / F, Block A, Building 5, Software Industry Base, Nanshan District, Shenzhen City

(2) Party B confirms that its valid address for service is:

China Construction Bank, Floor 1, Building 18, Hongrui Garden, Nanshan District, Shenzhen City

2. Application of Address for Service

The above addresses for service are applicable to the delivery of various kinds of notices, agreements and documents relevant to the Contract, including but not limited to the delivery of various kinds of notices, agreements during contract performance period, delivery of relevant documents during dispute and the delivery of relevant documents and legal documents in first trial, second trial and executive procedure and other procedures after the dispute’s entering arbitration and civil procedure.

3. Change of the address for service

(1) If Party A needs to change the address for service, it shall notify Party B in writing 10 working days in advance, and the written notice shall be delivered to the address for service of Party B;

(2) If Party B needs to change the address for service, it shall notify Party A by telephone or e-mail.

(3) If one party changes its address in arbitration or civil litigation, the party shall also perform the obligation of written notice to the arbitration institution and the court.

(4) After one party performs the obligation of sending the notice of change of address according to the above agreement, the address for service after change will be the effective address for service; otherwise the previously confirmed address for service shall still be the effective address for service.

4. Legal consequences

(1) If the notice, agreement, legal document and other documents are not actually received by the party due to the address for service provided or confirmed by either party is inaccurate, the notice obligation is not fulfilled in time in the above manner after the change of address for service, the party or its designated receiver refuses to receive, and so on, in case of service by post, the date of return of documents shall be deemed as the date of service; in case of direct service, the date on which the addresser records the information on the service receipt on the spot shall be deemed as the date of service.

(2) For the above-mentioned address for service, the arbitration institution and the court can directly mail the service, even if the parties fail to receive the documents mailed by the arbitration institution and the court, due to the above agreement, it shall also be deemed as service.

IV. 1. Repayment method: interest shall be paid on a monthly basis, and the principal and interest of the loan shall be settled in one time when due. 2. Party A’s outstanding debts under the Contract for RMB Credit Line Loan (Contract Name) numbered HTZ442000000NED201900005 shall be deducted from the total amount of credit line under the Contract and shall be resumed after settlement.

Article XIV Party A and Party B have agreed to undertake other expenses as follows:

This column is blank

This column is blank

Article XV Methods of Dispute Settlement

Any dispute arising from the performance of this Contract can be settled through negotiation. If negotiation fails, it shall be settled as the following methods of item 1:

1. Bring a lawsuit to the people’s court where Party B is located.

2. Bring a lawsuit to the people’s court where the Contract is signed.

3. Submit to the Blank Arbitration Commission (place of arbitration is Blank), and conduct arbitration in accordance with the arbitration rules in force at the time of applying for arbitration. The arbitration award is final and binding upon both Parties.

During the litigation or arbitration, the provisions of this Contract that do not involve the disputes shall still be performed.

Article XVI This Contract is made in quintuplicate.

Party A (Official Seal): United Time Technology Co., Ltd. (Seal)

Legal Representative (Person in Charge) or Authorized Agent (Signature): /s/Bao Minfei

May 8, 2020

Party B (Seal): Shenzhen Branch of China Construction Bank Corporation (Seal)

Person in Charge or Authorized Agent (Signature): /s/Wang Ye

May 8, 2020

Annex 1:

Basic Information of the Loan

1. Specific purposes of the loan under the Contract:

Used for Party’s daily capital turnover, purchasing raw materials, and so on.

Party A shall not change the specific purpose of the loan without the written consent of Party B.

2. The repayment source of the loan under the Contract:

Sales revenue, and so on. ________________________________________

Party A shall ensure that the source of the repayment is real and legal, and the repayment cash flow is stable and sufficient.

3. Other:

This column is blank

This column is blank

Annex 2

Financial Indicator Requirements

The financial indicators of Party A shall continue to meet the following restrictions:

The ratio of liabilities to assets shall not be higher than 75%.

After notifying Party A within 5 working days in advance, Party B has the right to modify the above restrictions.

Annex 3

Fund Allocation

Contract No.	This column is blank
Withdrawal Date
No.	Planned Purpose	Anticipated Payment Amount	Anticipated Payee (if any)	Note
1			This column is blank
2
…..
Total	____________ Ten thousand yuan (in words: _________)
Name of Borrower (Seal):

Annex 4

Summary of Independent Payment

Contract No.	This column is blank
Date of Submission
No.	Actual Use	Payee	Value	Supporting Materials	Planned or not
1			This column is blank
2
...
Total	___________________ Ten thousand yuan (in words:_____________)
Name of Borrower (Seal):
Conclusion of Internal Review	Account Manager (Signature):
Person in Charge of Issuance and Payment Review (Signature):